UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 31, 2017

Micropac Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-1225149
(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

905 East Walnut Street, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (972) 272-3571

N/A

(Former name or former address, if changed since last report)

Item 8.01. Other Events.

On August 30, 2017, Micropac Industries, Inc., a Delaware corporation (the “Company”), announced that the Company has purchased land in Garland, TX for $1,437,728.95. A copy of the Company’s press release announcing this event is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description
99.1	Press release issued August 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPAC INDUSTRIES, INC.

(Registrant)

Dated 08/31/2017	/s/ Mark King
Mark King
Chief Executive Officer